SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                  KAHALA CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check  box if any  part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------------
    3)   Filing Party:
                      ----------------------------------------------------------
    4)   Date Filed:
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
                                  KAHALA CORP.


                                 NOTICE OF 2001

                         ANNUAL MEETING OF STOCKHOLDERS

                               AND PROXY STATEMENT

                                  KAHALA CORP.

November 9, 2001

Dear Stockholder:


     On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of Kahala Corp. (formerly known as Sports Group International, Inc.) on December 12, 2001 at 11:00 a.m., at the Scottsdale Marriott McDowell Mountains, located at 16770 N. Perimeter Drive, Scottsdale, Arizona 85260. Information about the meeting is presented on the following pages.

     In addition to the formal items of business to be brought before the meeting, members of management will report on the Company's operations and answer stockholder questions.

     Your vote is very important. Please ensure that your shares will be represented at the meeting by completing, signing, and returning your proxy card in the envelope provided, even if you plan to attend the meeting. Sending us your proxy will not prevent you from voting in person at the meeting should you wish to do so.

Sincerely,

/s/ Kevin Blackwell

Kevin Blackwell
Chairman of the Board, President & C.E.O.

                                  KAHALA CORP.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Shareholders:

     The Annual Meeting of Stockholders of Kahala Corp. (the "Company") will be held at the Scottsdale Marriott McDowell Mountains, 16770 N. Perimeter Drive, Scottsdale, Arizona 85260 on December 12, 2001, at 11:00 a.m. local time, for the following purposes:

     1.   To elect the directors of the Company to serve for the ensuing year;

     2. To approve and ratify the selection of Weber & Company, P.C. as independent auditors for the Company for the 2001 fiscal year; and

     3. To transact any other business as may properly come before the Annual Meeting.

     The Board of Directors has fixed the close of business on October 31, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Shares of common stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy.

     YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

By Order of The Board of Directors,

/s/ Kathryn Blackwell

Kathryn Blackwell
Secretary
Scottsdale, Arizona
November 9, 2001

                                  KAHALA CORP.
                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kahala Corp. (formerly known as Sports Group International, Inc.) (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. If not otherwise specified, all proxies received pursuant to the solicitation will be voted FOR the nominees named below in the election of Directors, and FOR the ratification of Weber & Company, P.C. as the Company's independent public accountants for the 2001 fiscal year. The address of the Company's principal executive offices is 7730 E. Greenway Rd., Suite 104, Scottsdale, Arizona 85260. This Proxy Statement, proxy card, and the Company's 2000 Annual Report on Form 10-KSB are being mailed on or about November 15, 2001 to the shareholders of record as of the close of business on October 31, 2001 (the "Record Date").

                    REVOCABILITY OF PROXY AND VOTING OF PROXY

     Returning your Proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so. A proxy given by a stockholder may be revoked at any time before it is exercised by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation at any time before the proxy is exercised, or by attending the meeting in person and casting a ballot. Any proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for Directors named herein and in favor of all other proposals described herein. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether shareholder approval of that matter has been obtained. A broker non-vote occurs when a nominee voting shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner.

     The Company knows of no reason why any of the nominees for the Board of Directors named herein would be unable to serve. In the event, however, that any nominee named should, prior to the election, become unable to serve as a director, the proxy will be voted in accordance with the best judgments of the persons named therein. The Board of Directors knows of no matters, other than as described herein, that are to be presented at the meeting, but if matters other than those herein mentioned properly come before the meeting, the proxy will be voted by the persons named in a manner that such persons, in their judgment, consider to be in the best interests of the Company.

                           COST OF PROXY SOLICITATION

     The Company will bear the cost of the solicitation of proxies, which will be nominal and will include reimbursements for the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the outstanding common stock and preferred stock of the Company. Proxies will be solicited my mail, and may also be solicited personally by directors, officers, or regular employees of the Company, who will not be compensated for their services.

                  RECORD DATE AND VOTING SECURITIES OUTSTANDING

     Only stockholders of record at the Record Date are entitled to vote at the Annual Meeting, either in person or by valid proxy. Ballots cast at the Annual Meeting will be counted by the Inspector of Elections, and the results of all ballots cast will be announced at the Annual Meeting.

     As of the Record Date, there were 18,709,786 shares of the Company's common stock issued and outstanding ("Common Stock"), 575,000 shares of Series A Preferred Stock issued and outstanding ("Series A Preferred"), 650,000 shares of Series B Preferred Stock issued and outstanding ("Series B Preferred"), and 160,000 shares of Series C Preferred Stock issued and outstanding ("Series C Preferred"). Shareholders of the Common Stock are entitled to one vote for each share of Common Stock held as of the Record Date. Shareholders of the Series A Preferred, Series B Preferred, and Series C Preferred are entitled to 13 1/3, 10, and 10 votes, respectively, for each preferred share held as of the Record Date.

                          ANNUAL REPORT ON FORM 10-KSB

     The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 (the "Annual Report"), which is being mailed to stockholders with this Proxy Statement, contains financial and other information about the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company will provide to each stockholder as of the Record Date a copy of any exhibits listed in the Annual Report, upon receipt of a written request and a check for $20.00 to cover the Company's expense in furnishing such exhibits. Any such requests should be directed to the Company's Secretary at the Company's executive offices set forth in this Proxy Statement.

                               PROPOSAL NUMBER ONE
                              ELECTION OF DIRECTORS

     Seven Directors of the Company are to be elected to hold office until the next annual meeting and until their successors shall be duly elected and qualified.

VOTE REQUIRED AND RECOMMENDATION

     The affirmative vote of a majority of the shares of Common Stock, Series A Preferred, Series B Preferred, and Series C Preferred present or represented by proxy and voting at the Annual Meeting of Stockholders is required for approval of this proposal. Stockholders may not cumulate their votes in the election of directors. Each Nominee has consented to serve. For purposes of this proposal, abstentions shall be treated as negative votes, and broker non-votes shall not be deemed present or represented in determining shareholder approval.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ALL SEVEN OF THE DIRECTOR NOMINEES.

     Kevin Blackwell and David Guarino, who collectively have voting power over approximately 31.9% of the issued and outstanding shares of the Company's common and preferred stock as of the Record Date, have indicated that they will vote their shares for the election of all Director nominees.

                                    DIRECTOR      POSITIONS AND
NOMINEE NAME               AGE       SINCE        OFFICES HELD
-------------              ---      --------      ------------
Kevin Blackwell            46         1999        President, CEO, & Director
Robert Corliss             48         1999        Director
David Guarino              37         1999        Vice President & Director
Alexandria Phillips        52         ----        N/A
Don Plato                  46         1999        Director
Haresh Shah                43         2000        Director
Philip Trimbach            74         ----        N/A

BIOGRAPHICAL INFORMATION RELATED TO DIRECTORS OF THE COMPANY

     Biographical Information about each nominee for director is given below:

     KEVIN BLACKWELL has been President and a Director of the Company since March 15, 1999. Prior to March 1999, Mr. Blackwell was President and Director of Surf City Squeeze, Inc. ("Surf City Squeeze"), now a wholly owned subsidiary of the Company, for more than five years. Mr. Blackwell, and his wife Kathryn, founded the Surf City Squeeze juice bar concept in 1981. Mr. Blackwell also serves on the Company's Compensation Committee. Mr. Blackwell attended Eastern Washington University, where his studies emphasized mathematics and business law.

     ROBERT CORLISS has been President and CEO of Athlete's Foot Group, Inc. from August 1998 to the present. Prior to August 1998, he was President and CEO of Infinity Sports, and prior to that, he was President and CEO of Herman's Sporting Goods, Inc. Mr. Corliss is also serves as a director of XDOGS, Inc. (OTC BB: XDGI.OB). Mr. Corliss also serves on the Company's Audit and Compensation Committees.

     DAVID GUARINO is currently Vice-President-Chief Financial Officer and a director of the Company. From March 15, 1999 to October 12, 1999, Mr. Guarino was a consultant to the Company. From April 1997 to March 1999, and again from December 1995 to July 1996, Mr. Guarino served as Vice-President-Chief Financial Officer of Surf City Squeeze. Mr. Guarino was also a director of Surf City Squeeze from January 1998 to March 1999, and from December 1995 to July 1996. Prior to his employment with Surf City Squeeze, Mr. Guarino served as Senior Vice-President - Principal Financial Officer of TLC Beatrice International Holdings, Inc. Mr. Guarino graduated from the University of Denver in 1985 with a Masters and a Bachelors of Science degree in accounting.

     ALEXANDRIA PHILLIPS is and has been a financial advisor and consultant to Mr. Robert Petersen and his related companies for the past five years. Mr. Robert Petersen, through a living trust, is the Company's largest single shareholder. Ms. Phillips also holds a Certified Public Accountant's license in the state of California.

     DON PLATO has been Chairman of Builder's National, Inc., a commercial and residential general contractor, for more than five years. Mr. Plato and his wife founded Builders National in 1993. Mr. Plato was also a member of Surf City Squeeze's Official Committee of Unsecured Creditors ("Unsecured Committee") from January 1997 to November 1997. Since November 1997, Mr. Plato has been a member of Surf City Squeeze's Creditors' Representative Committee, which is the successor to the Unsecured Creditor's Committee. Mr. Plato also serves on the Company's Audit and Compensation Committees.

     HARESH SHAH is and has been an entrepreneur and private investor for the past five years. Mr. Shah has vast holdings, including ownership of franchised motels, franchised retail food outlets, convenience stores, commercial real estate and apartment complexes throughout the midwestern United States and select foreign countries. Mr. Shah is also President of Rilwala Foods, Inc., an area developer of certain of the Company's franchise concepts in the midwest, and President of Rilwala Group, Inc., a significant shareholder in the Company and master developer of certain of the Company's franchise concepts throughout the world.

     PHILIP TRIMBACH is and has been the Vice President of Finance for Entrepreneur Magazine for the past five years. Mr. Trimbach has also held various positions with companies owned by or affiliated with Mr. Robert Petersen, the Company's largest single shareholder through a living trust, during the past five years.

     There are no family relationships among the directors and director nominees for the Company. Mr. Blackwell and Mr. Guarino were each officers of Surf City Squeeze, Inc., which filed for Chapter 11 bankruptcy on January 13, 1997. Surf City Squeeze, Inc. is currently operating under its Plan of Reorganization approved by the applicable bankruptcy court.

MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS

     During 2000, the Board of Directors held four (4) formal meetings, and acted by unanimous written consent and through teleconference meetings three times during the fiscal year ending December 31, 2000. The Board of Directors was comprised of only five members until December 28, 2000, when Harry Shah was elected as the sixth director by the Company's shareholders at the 2000 Annual Meeting of Shareholders. The fourth meeting of the Company's Board of Directors during 2000 took place immediately after the 2000 Annual Meeting of Shareholders on December 28, 2000. For the first three meetings, all five of the Board's members were in attendance, constituting a quorum. For the fourth meeting held on December 28, 2000, all six of the Board's members were in attendance, constituting a quorum. During 2000, the Compensation Committee held one (1) meeting, at which all three members were present. The Audit Committee also held one (1) meeting during fiscal year 2000, at which both members were present. In addition to regularly scheduled meetings, all of the Directors were involved in numerous informal discussions with management, offering advice, guidance, and suggestions on a broad range of corporate matters.

     The independent members of the Company's Board of Directors (directors who are not employees or 10% shareholders of the Company) automatically receive, as compensation for their services, a one-time grant of a nonqualified stock option to purchase 10,000 shares of the Company's Common Stock at a price equal to 85% of the Common Stock's fair market value on the date the option is granted. This option grant is made upon the independent director's election to the Board of Directors. Upon their election to the Company's Board of Directors in October, 1999, Mr. Corliss and Mr. Plato were each granted a nonqualified option to purchase 10,000 shares of the Company's Common Stock at $0.16 per share (calculated as 85% of the Company's Common Stock market price on the date of grant). Upon Mr. Shah's election to the Company's Board of Directors on December 28, 2000, he was gratned a nonqualified option to purchase 10,000 shares of the Company's Common Stock at $0.13 per share (calculated as 85% of the Company's Common Stock market price on the date of grant). The independent directors are also paid all reasonable travel expenses to attend the Company's Board meetings, wherever held. Otherwise, directors of the Company receive no additional compensation for their services, including participation on committees and special assignments.

AUDIT COMMITTEE AND COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors for all of 2000 was composed of Mr. Kevin Blackwell, Mr. Robert Corliss, and Mr. Don Plato. The Compensation Committee's duties include administering grants under the Company's 1999 Stock Option Plan, reviewing all aspects of compensation of executive officers of the Company, and making recommendations on such matters to the full Board of Director. The Compensation Committee met once during 2000 to approve the Company's grant of stock options to Michael Reagan, the Company's Vice President and General Counsel.

     The Audit Committee is responsible for reviewing the accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations and for selecting and meeting with the Company's independent public accountants. In this function, the Audit Committee makes recommendations to the Board of Directors concerning the selection of independent public accountants, reviews the Company's financial reports, earnings records, reports filed with the Securities and Exchange Commission and consolidated financial statements, the Company's internal controls, and considers such other matters in relation to the external and internal audit and the financial affairs of the Company as may be necessary or appropriate in order to facilitate accurate and timely financial reporting.

     The Audit Committee of the Board of Directors for 2000 was composed of Mr. Robert Corliss and Mr. Don Plato. The Audit Committee met once during the year ended December 31, 2000, and also informally communicated with the Company's independent auditors throughout the year. The Audit Committee operates under a written Audit Committee Charter adopted by the Company's Board of Directors on December 9, 1999.

     The members of the Audit Committee are independent in that they are not officers or employees of the Company. The members do not have relationships which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director serving on this committee.

       COMPLIANCE WITH SECT. 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers (including a person performing a policy-making function) and persons who own more than 10% of a registered class of our equity securities ("10% Holders") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Company's common stock and other equity securities. Directors, officers and 10% Holders are required by SEC regulations to furnish the Company with copies of all of the Section 16(a) reports they file. Based solely upon such reports, we believe that during the fiscal year ending December 31, 2000, all of the Company's directors, advisors, officers and 10% Holders complied with all filing requirements under Section 16(a) of the Exchange Act.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of October 31, 2001, the number and percentage of outstanding shares of Company Common Stock, assuming the Company's Series A, B, and C Preferred Stock are converted to Common Stock at their respective conversion ratios, beneficially owned by each person known by the Company to beneficially own more than 5% of such stock, by each director and named executive officer of the Company, and by all directors and executive officers of the Company as a group. The percentage of beneficial ownership is based on 35,476,454 common stock equivalents outstanding on October 31, 2001, including, for each person or group, any securities that person or group has a right to acquire within sixty (60) days thereof, pursuant to options, warrants, conversions, privileges or other rights. Unless otherwise indicated, the following persons or groups have sole voting and investment power with respect to the number of shares set forth opposite their names:

                                               AMOUNT AND NATURE
                                                 OF BENEFICIAL        PERCENT OF
    NAME AND ADDRESS OF BENEFICIAL OWNER           OWNERSHIP            CLASS
    ------------------------------------           ---------            -----
R.E.M. Petersen Living Trust                      13,649,700            38.5%
6420 Wilshire Blvd., 20th Floor
Los Angeles, CA  90048 (1)(2)

Weider Health & Fitness Corp. (3)                  2,145,796             6.0%
21100 Erwin Street
Woodland Hills, CA  91367

Kevin Blackwell (3)                                5,545,836            15.6%
7730 E. Greenway Rd., Suite 104
Scottsdale, AZ  85260

David Guarino (3)                                  5,790,262            16.3%
7730 E. Greenway Rd., Suite 104
Scottsdale, AZ  85260

Robert Corliss (3)                                   273,155             0.8%
7730 E. Greenway Rd., Suite 104
Scottsdale, AZ  85260

Rilwala Group, Inc. (4)                            2,079,705             5.9%
6677 N. Lincoln Avenue
Lincolnwood, IL  60712

All Named Executive Officers and
  Directors As a Group (four persons)             11,624,253            32.8%


----------
(1) Mr. Robert E. Petersen, and his wife, Margaret M. Petersen, are the beneficiaries of the R.E.M. Petersen Living Trust, (the "Petersen Trust").
(2) The Petersen Trust owns 650,000 shares of Series B Preferred Stock that is convertible into the Company's Common Stock at the ratio of 10 common shares for each share of Series B Preferred Stock. The Petersen Trust also holds an immediately exercisable warrant to purchase 1,000,000 common shares of the Company at the price of $0.20 per share (the "Petersen Warrant") at any time prior to May 20, 2007. The Petersen Trust's beneficial ownership shown here assumes its Series B Preferred Stock is converted into Common Stock and that the Petersen Warrant is fully exercised.
(3) There are 575,000 shares of Series A Preferred Stock that are convertible into the Company's Common Stock at the ratio of 13 1/3 common shares for each share of Series A Preferred Stock. The Series A Preferred Stock is owned as follows: Mr. Blackwell (225,000 shares), Mr. Guarino (237,500 shares), Weider Health & Fitness Corporation (100,000 shares) and Mr.Corliss (12,500 shares). The beneficial ownership reported above assumes the Series A Preferred Stock is converted into the Company's Common Stock.
(4) Rilwala Group, Inc. owns 160,000 shares of Series C Preferred Stock that is convertible into the Company's Common Stock at the ratio of 10 common shares for each share of the Series C Preferred Stock. Rilwala Group, Inc.'s beneficial ownership shown here assumes its Series C Preferred Stock is converted into Common Stock.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth all compensation awarded to, earned by, or paid for services rendered to the Company during 1998, 1999, and 2000 by the Company's President and Chief Executive Officer, and other executive officers who earned more than $100,000 during 2000. Please note that Mr. Kevin Blackwell, the Company's President and Chief Executive Officer, is the Company's only "named executive officer" within the meaning of Regulation S-B,
Item 402(a)(2), Instruction (1) during the years ending December 31, 1999 and 1998.

                                                                                       Securities
                                                         Other         Restricted      Underlying      LTIP       All Other
Name and Principle                                       Annual      Stock Award(s)   Option / SARs   Payouts   Compensation
     Position          Year      Salary ($)   Bonus   Compensation        ($)             (#)           ($)          ($)
     --------          ----      ----------   -----   ------------   --------------   -------------   -------   ------------
Kevin Blackwell      12/31/98     109,375       0          0               0               0             0               0
President and CEO    12/31/99     100,000       0          0               0            300,000          0               0
                     12/31/00     137,500       0          0               0               0             0          11,107

David Guarino        12/31/00     125,000       0          0               0               0             0          11,107
Vice-President
and CFO

John Brunn           12/31/00     100,000       0          0               0               0             0               0
Vice-President -
Distrib.

     The Company had no operations, employees or paid executive officers during fiscal year 1998. Mr. Kevin Blackwell, the President and CEO of the Company since March 15, 1999, served as President and CEO of Surf City Squeeze Acquisition Corp. II ("SCAC") during all of fiscal year 1998. The Company purchased SCAC on March 15, 1999 through a reverse merger, with Mr. Blackwell and his management team immediately succeeding to the day-to-day control of the Company. Accordingly, SCAC is the entity for which Executive Compensation is disclosed for the 1998 fiscal year. Mr. Blackwell, as President and CEO of SCAC, received $109,375 in compensation during fiscal year 1998. All of Mr. Blackwell's compensation for fiscal year 1998 was paid by Surf City Squeeze, Inc., a wholly owned subsidiary of the Company. No other employee of SCAC received more than $100,000 in annual compensation during fiscal year 1998. Additionally, other than Mr. Blackwell, no other employee of the Company received more than $100,000 in annual compensation during fiscal year 1999.

          OPTION GRANTS TO NAMED EXECUTIVE OFFICERS IN 2000 FISCAL YEAR

     The following table sets forth stock options granted to Named Executive Officers and other key employees of the Company during 2000:

                      Number of       Percent of
                      Securities    total options/
                      Underlying     SARs granted       Exercise of
                    Options/ SARs   to employees in     base price    Expiration
  Name/Position       granted(#)      fiscal 2000        ($/Sh)          date
  -------------       ----------      -----------        ------          ----
Michael Reagan         270,000            100%         See (1) Below   09/30/09
Vice-President &
General Counsel

     (1) The following summarizes the exercise prices and vesting of the 270,000 stock options issued to Mr. Reagan during 2000: (i) 90,000 options have an exercise price of $0.50 and vest on the first anniversary of the grant date if Mr. Reagan is still employed by the Company on that date; (ii) 90,000 options have an exercise price of $0.75 and vest on the second anniversary date of the grant date if Mr. Reagan is still employed by the Company on that date; and
(iii) 90,000 options have an exercise price of $1.00 and vest on the third anniversary of the grant date if Mr. Reagan is still employed by the Company on that date.

              AGGREGRATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

                   # Shares
                   Acquired                    Number of Unexercised            Value of Unexercised
                      on         Value         Securities Underlying                In-The-Money
                   Exercise    Realized         Options at 12/31/00              Options at 12/31/00
      Name           (#)          ($)       Exerciseable/Unexerciseable    Exerciseable/Unexerciseable(2)
      ----           ---          ---       ---------------------------    ------------------------------
Kevin Blackwell       0            0              100,000/200,000                        0/0
John Brunn            0            0               33,333/66,666                         0/0
Gerald Conklin        0            0               41,667/83,333                         0/0
David Guarino         0            0              100,000/200,000                        0/0
Michael Reagan        0            0                 0/270,000                           0/0

     (2) The dollar values are calculated by determining the difference between $0.125 per share, the fair market value of the Company's Common Stock at December 31, 2000, and the exercise price of the respective options.

EMPLOYMENT CONTRACTS

     The Company currently has employment agreements in effect with two of its Named Executive Officers. The Company is a party to a three-year employment contract, beginning October 1, 1999, with Mr. Kevin Blackwell for his services as President and CEO of the Company and Mr. David Guarino for his services as Vice-President-Chief Financial Officer of the Company. Both of these employment agreements have been approved and ratified by both of the independent directors of the Board of Director's Compensation Committee.

     Both employment contracts provide for an annual base salary of $150,000, of which $100,000 is paid by Surf City Squeeze, Inc., an automobile allowance set by the Company's Board of Directors, and other fringe benefits that are also made available to other employees of the Company. Both employment contracts also provide for two years of severance pay upon termination of the employment agreements for any reason other than "for cause", as such term is defined in the employment agreements, in exchange for restrictive covenants regarding the confidentiality of the Company's proprietary information and the return of such information to the Company upon termination.

     Except as detailed above, the Company has no additional employment agreements, severance agreements, or change in control agreements with its Named Executive Officers.

                               PROPOSAL NUMBER TWO
     RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Weber & Company, P.C., independent public accountants ("Weber") was the principal accounting firm used by the Company during the fiscal year ended December 31, 2000. Weber has served as the Company's independent public accountant since 1998. The Board of Directors has appointed Weber as the principal independent accounting firm to be used by the Company during the current 2001 fiscal year. A representative of Weber is expected to be present at the Annual Meeting with an opportunity to make a statement if such representative desires to do so, and is expected to respond to appropriate questions.

VOTE REQUIRED AND RECOMMENDATIONS

     The affirmative vote of a majority of the shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock present at the Annual Meeting or represented by Proxy is required for approval of this proposal. For purposes of this proposal, abstentions shall be treated as negative votes, and broker non-votes shall not be deemed present or represented in determining shareholder approval. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE BOARD OF DIRECTOR'S APPOINTMENT OF WEBER & COMPANY, P.C. as the Company's independent certified public accountants for the fiscal year ending December 31, 2001.

FISCAL YEAR 2000 AUDIT FEE SUMMARY

     During fiscal year 2000, Weber & Company, P.C. provided services in the following categories to the Company and was paid the following amounts:

Financial Audit Fees and Quarterly Reviews               $37,670
Financial Audit Fees for Franchise Company
  Subsidiaries                                           $ 4,855
All Other Fees                                           $ 3,925

                              SHAREHOLDER PROPOSALS

     The Board of Directors will consider proposals from shareholders for items to be presented as the Company's 2001 Annual Meeting of Stockholders. To be considered, the proposal(s) must be received by the Company by no later than January 15, 2002. Shareholder proposals should be mailed via certified mail, return receipt requested, and addressed to Kathryn Blackwell, Secretary, Kahala Corp., 7730 E. Greenway Rd., Suite 104, Scottsdale, Arizona 85260.

     The Board of Directors will consider nominees to the Board of Directors recommended by stockholders. To have a nominee considered for the 2001 Annual Meeting of Shareholders, stockholders must provide the Company's current Board of Directors with the name of the nominee being proposed, together with a resume of the proposed nominee setting forth the nominee's qualifications to serve as a Director of the Company, on or before January 15, 2001. Shareholder nominees for the Board of Directors should be mailed via certified mail, return receipt requested, and addressed to Kathryn Blackwell, Secretary, Kahala Corp., 7730 E. Greenway Rd., Suite 104, Scottsdale, Arizona 85260.


                                  OTHER MATTERS

     The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.


                                      KAHALA CORP.

                                      By: /s/ Kevin Blackwell
                                          --------------------------------------
                                          Kevin Blackwell
                                          President, Chief Executive Officer,
                                          and Director

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

KAHALA ANNUAL MEETING TO BE HELD ON 12/12/01 FOR HOLDERS OF RECORD AS OF
10/31/01

CUSIP: 482833

THE UNDERSIGNED HEREBY APPOINTS KEVIN BLACKWELL AND KATHRYN BLACKWELL AS PROXIES, EACH WITH THE POWER TO APPOINT HIS OR HER SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED, ALL OF THE SHARES OF COMMON STOCK OF KAHALA CORP. HELD BY THE UNDERSIGNED ON OCTOBER 31, 2001, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 12, 2001 AT 11:00 A.M. AT THE SCOTTSDALE MARRIOTT MCDOWELL MOUNTAINS, 16770 N. PERIMETER DRIVE, SCOTTSDALE, ARIZONA 85260 OR ANY ADJOURNMENT THEREOF. IF NO INSTRUCTIONS ARE INDICATED ON THE PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED HEREIN AND IN FAVOR OF ALL PROPOSALS DESCRIBED HEREIN.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: [X]

DIRECTORS                                           DIRECTORS
1. DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF      (MARK X FOR ONLY ONE BOX - IF NOT SPECIFIED,
   THE FOLLOWING DIRECTORS:                         WILL BE VOTED FOR ALL NOMINEES)
   01: Kevin Blackwell
   02: Robert Corliss                               [ ] FOR ALL NOMINEES
   03: David Guarino
   04: Alexandria Phillips                          [ ] WITHHOLD ALL NOMINEES
   05: Don Plato
   06: Haresh Shah                                  [ ] WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
   07: Philip Trimbach                                  NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.
                                                        USE NUMBER ONLY.
                                                        _____________________________________________

                                                    DIRECTORS
PROPOSAL(S)                                         RECOMMEND       FOR     AGAINST    ABSTAIN
2. TO APROVED AND RATIFY THE SELECTION OF           FOR             [ ]       [ ]        [ ]
   WEBER & COMPANY, P.C. AS INDEPENDENT
   AUDITORS FOR THE COMPANY FOR THE FISCAL
   2001 YEAR

6. To transact any other business as may            For             [ ]       [ ]        [ ]
   properly come before the Annual Meeting.


--------------------------------------------        ----------------------------
SIGNATURE(S)                                        DATE

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS ON YOUR STOCK CERTIFICATE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.